SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Amended as of May 11, 2023)

Name of the Fund

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund – Class C Shares	JPMorgan Diversified Fund – Class C Shares

JPMorgan Emerging Markets Equity Fund – Class C Shares	N/A

JPMorgan International Equity Fund – Class C Shares	JPMorgan Fleming International Equity Fund – Class C Shares

JPMorgan Growth Advantage Fund – Class C Shares	JPMorgan Mid Cap Growth Fund – Class C Shares

JPMorgan International Value Fund – Class C Shares[1]	N/A

JPMorgan U.S. GARP Equity Fund – Class C Shares	JPMorgan Intrepid Growth Fund – Class C Shares

JPMorgan U.S. Applied Data Science Value Fund – Class C Shares	JPMorgan Intrepid Value Fund – Class C Shares (name effective until 6/30/21)

JPMorgan Mid Cap Value Fund – Class C Shares	JPMorgan Mid Cap Value Fund – Class C Shares

JPMorgan Small Cap Equity Fund – Class C Shares	JPMorgan Small Cap Equity Fund – Class C Shares

JPMorgan U.S. Equity Fund – Class C Shares	JPMorgan U.S. Equity Fund – Class C Shares

Undiscovered Managers Behavioral Value Fund – Class C Shares	Undiscovered Managers Behavioral Value Fund – Class C Shares

JPMorgan Equity Index Fund – Class C Shares	One Group Equity Index Fund – Class C Shares

Current Name	Prior Name
JPMorgan Large Cap Growth Fund – Class C Shares	One Group Large Cap Growth Fund – Class C Shares

JPMorgan Large Cap Value Fund – Class C Shares	One Group Large Cap Value Fund – Class C Shares

JPMorgan Research Market Neutral Fund – Class C Shares	JPMorgan Market Neutral Fund – Class C Shares (name effective until 2/28/10)

JPMorgan Mid Cap Equity Fund – Class C Shares	N/A

JPMorgan Mid Cap Growth Fund – Class C Shares	One Group Mid Cap Growth Fund – Class C Shares and JPMorgan Diversified Mid Cap Growth Fund – Class C Shares (name effective until 6/27/09)

JPMorgan Small Cap Growth Fund – Class C Shares	One Group Small Cap Growth Fund – Class C Shares

JPMorgan Small Cap Value Fund – Class C Shares	One Group Small Cap Value Fund – Class C Shares

JPMorgan Value Advantage Fund – Class C Shares	N/A

JPMorgan U.S. Large Cap Core Plus Fund – Class C Shares	N/A

JPMorgan U.S. Small Company Fund – Class C Shares	N/A

JPMorgan Access Balanced Fund – Class C Shares	N/A

JPMorgan Access Growth Fund – Class C Shares	N/A

JPMorgan Tax Aware Equity Fund – Class C Shares	JPMorgan Tax Aware Equity Fund – Class C Shares (name effective until 12/10/10)

JPMorgan Equity Focus Fund – Class C Shares[2]	N/A

JPMorgan Hedged Equity Fund – Class C Shares	N/A

[1]	To be renamed JPMorgan Developed International Value Fund mid 2023.
[2]	To be liquidated and reorganized under the JPMorgan Equity Focus ETF mid 2023.

JPMorgan Opportunistic Equity Long/Short Fund – Class C Shares	N/A

JPMorgan Small Cap Sustainable Leaders Fund—Class C Shares	JPMorgan Small Cap Core Fund —Class C Shares (name effective until 6/30/21)

JPMorgan Equity Premium Income Fund – Class C Shares	N/A

JPMorgan U.S. Value Fund – Class C Shares	N/A

JPMorgan Hedged Equity 2 Fund – Class C Shares	N/A

JPMorgan Hedged Equity 3 Fund – Class C Shares	N/A

JPMorgan International Hedged Equity Fund – Class C Shares	N/A

JPMorgan International Focus Fund – Class C Shares	N/A

JPMorgan Europe Dynamic Fund – Class C Shares	N/A

JPMorgan SMID Cap Equity Fund – Class C Shares	N/A

JPMorgan U.S. Sustainable Leaders Fund – Class C Shares	N/A

JPMorgan Small Cap Blend Fund – Class C Shares	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund – Class C Shares	JPMorgan California Bond Fund – Class C Shares

JPMorgan Core Bond Fund – Class C Shares	One Group Bond Fund – Class C Shares

JPMorgan Core Plus Bond Fund – Class C Shares	One Group Income Bond Fund – Class C Shares

JPMorgan Corporate Bond Fund – Class C Shares	N/A

JPMorgan Emerging Markets Debt Fund – Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class C Shares

JPMorgan Floating Rate Income Fund – Class C Shares	N/A

JPMorgan Global Bond Opportunities Fund – Class C Shares	N/A

JPMorgan Government Bond Fund – Class C Shares	One Group Government Bond Fund – Class C Shares

JPMorgan High Yield Fund – Class C Shares	One Group High Yield Bond Fund – Class C Shares and JPMorgan High Yield Bond Fund – Class C Shares (name effective until 8/30/09)

JPMorgan High Yield Municipal Fund – Class C Shares[3]	N/A

JPMorgan Income Fund – Class C Shares	N/A

JPMorgan Income Builder Fund – Class C Shares	JPMorgan World Income Builder Fund – Class C Shares

JPMorgan Limited Duration Bond Fund – Class C Shares[4]	One Group Ultra Short-Term Bond Fund – Class C Shares and JPMorgan Ultra Short Term Bond Fund – Class C Shares (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund – Class C Shares (name effective until 9/14/09)

JPMorgan Mortgage-Backed Securities Fund – Class C Shares	N/A

JPMorgan National Municipal Income Fund – Class C Shares	JPMorgan Intermediate Tax Free Income Fund – Class C Shares, JPMorgan Intermediate Tax Free Bond Fund (name effective until 8/15/22) – Class C Shares.

JPMorgan New York Tax Free Bond Fund – Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class C Shares

JPMorgan Preferred and Income Securities Fund – Class C Shares	N/A

[3]	To be liquidated and reorganized under the JPMorgan High Yield Municipal ETF mid 2023.
[4]	To be liquidated and reorganized under the JPMorgan Limited Duration Bond ETF mid 2023.

JPMorgan Short Duration Bond Fund – Class C Shares	One Group Short-Term Bond Fund – Class C Shares

JPMorgan Short Duration Core Plus Fund – Class C Shares	N/A

JPMorgan Short-Intermediate Municipal Bond Fund – Class C Shares	One Group Short-Term Municipal Bond Fund – Class C Shares and JPMorgan Short Term Municipal Bond Fund – Class C Shares (name effective until 4/30/09)

JPMorgan Strategic Income Opportunities Fund – Class C Shares	N/A

JPMorgan Sustainable Municipal Income Fund – Class C Shares[5]	N/A

JPMorgan Tax Aware Real Return Fund – Class C Shares	N/A

JPMorgan Tax Free Bond Fund – Class C Shares	One Group Tax-Free Bond Fund – Class C Shares

JPMorgan Total Return Fund – Class C Shares	N/A

JPMorgan Unconstrained Debt Fund – Class C Shares	JPMorgan Multi-Sector Income Fund – Class C Shares (name effective until 10/22/14)

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund – Class C Shares	One Group Investor Balanced Fund – Class C Shares

JPMorgan Investor Conservative Growth Fund – Class C Shares	One Group Investor Conservative Growth Fund – Class C Shares

JPMorgan Investor Growth & Income Fund – Class C Shares	One Group Investor Growth & Income Fund – Class C Shares

JPMorgan Investor Growth Fund – Class C Shares	One Group Investor Growth Fund – Class C Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2020 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2025 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2030 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2035 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2040 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2045 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2050 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2055 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2060 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2065 Fund – Class C Shares	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund – Class C Shares	JPMorgan Global Flexible Fund – Class C Shares (name effective until 2/17/11)

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[5]	To be liquidated and reorganized under the JPMorgan Sustainable Municipal Income ETF mid 2023.

J.P. Morgan Fleming Mutual Fund Group, Inc.	JPMORGAN DISTRIBUTION SERVICES, INC.
J.P. Morgan Mutual Fund Investment Trust Undiscovered Managers Funds JPMorgan Trust I JPMorgan Trust II JPMorgan Trust IV JPMorgan Insurance Trust Each on behalf of itself and each of its Funds

By:	By:

Name:	Name:

Title:	Title: